U.S. SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 2, 2002


                      California Micro Devices Corporation
             (Exact name of registrant as specified in its charter)


California                                0-15449                94-2672609
--------------------------------------------------------------------------------
(State or other jurisdiction            (Commission            (IRS Employer
of Incorporation)                       File Number)         Identification No.)


215 Topaz Street, Milpitas, CA                                   95035-5430
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code: (408)263-3214
                                                            -------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)








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Item 5.   Other Events
          ------------

     Attached to this Current Report on Form 8-K as Exhibit 99.1, and incorporated by reference into this Current Report of Form 8-K, is financial information for California Micro Devices Corporation for the quarter and fiscal year ended March 31, 2002.

Item 7.   Exhibits
          --------

          99.1 California Micro Devices Corporation Financial Information for the Quarter and Fiscal Year Ended March 31, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.









Dated:  May 14, 2002        CALIFORNIA MICRO DEVICES CORPORATION



                            By:      /s/ ROBERT V. DICKINSON
                                     -------------------------------------------
                                     Robert V. Dickinson
                                     President and Chief Executive Officer